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                                                                    EXHIBIT 10.1

                               EIGHTH AMENDMENT
                                    TO THE
                          SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                              WEEKS REALTY, L.P.


     THIS EIGHTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WEEKS REALTY, L.P. (the "Amendment") is entered into as of the 9th day of January, 1998, by and among WEEKS GP HOLDINGS, INC., a Georgia corporation (the "General Partner"), WEEKS CORPORATION, a Georgia corporation (the "Company"), ARMANDO CODINA, an individual resident of the State of Florida ("Codina"), CODINA FAMILY INVESTMENTS, LTD., a Florida limited partnership ("CFI"), CODINA WEST DADE DEVELOPMENT CORPORATION, a Florida corporation ("West Dade"), THE BENENSON CAPITAL COMPANY, a New York general partnership ("Benenson"), RAHA ASSOCIATES, INC., a Florida corporation ("RAHA"), LAURENCE TISCH, an individual resident of the State of New York ("L. Tisch"), and PRESTON TISCH, an individual resident of the State of New York ("P. Tisch") (Codina, CFI, West Dade, Benenson, RAHA, L. Tisch and P. Tisch are collectively referred to hereafter as the "Contributors" and "Contributor" shall hereafter mean any one of the Contributors).

                                 RECITALS
                                 --------

     Weeks Realty, L.P. (the "Partnership") is a Georgia limited partnership.
The General Partner is the sole general partner of the Partnership and is a wholly owned subsidiary of the Company. The partnership agreement of the Partnership is that certain Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P., dated as of October 30, 1996, as amended by the First Amendment to the Partnership Agreement dated November 1, 1996, the
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Second Amendment to the Partnership Agreement dated December 31, 1996, the Third
Amendment to the Partnership Agreement dated January 31, 1997, the Fourth Amendment to the Partnership Agreement dated August 1, 1997, the Fifth Amendment to the Partnership Agreement dated October 7, 1997, the Sixth Amendment to the Partnership Agreement dated October 27, 1997, and the Seventh Amendment to the Partnership Amendment dated December 30, 1997 (the "Partnership Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Partnership Agreement.

     Pursuant to the agreements and instruments listed or referred to on Exhibit A hereto (the ("Transaction Documents"), and the transactions effected by the Transaction Documents, effective as of the date hereof the Contributors have contributed, directly or indirectly, certain properties to the capital of the Partnership.

     Pursuant to the Partnership Agreement (including, without limitation, Section 9.3 and Section 15.7(b)(ii) thereof), the General Partner is authorized (without the consent of any Limited Partner) to admit additional Limited Partners to the Partnership for such Capital Contributions as are determined by the General Partner to be appropriate, and to amend the Partnership Agreement to reflect such admissions.

     The General Partner wishes to amend the Partnership Agreement as set forth herein to reflect the admission of the Contributors as Limited Partners of the Partnership, and the Contributors wish to enter into this Amendment to memorialize their agreement as to certain matters relating to their becoming Limited Partners of the Partnership.

                                 AGREEMENT
                                 ---------

     In consideration of the circumstances referred to in the Recitals, the consummation of the transactions effected pursuant to the Transaction Documents, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy

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and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Admission.  The Contributors are hereby admitted to the Partnership as
         ---------
Limited Partners, effective as of the date hereof, and each of the Contributors hereby agrees to be bound by the Partnership Agreement, including, but not limited to, the transfer restrictions contained in Article IX thereof.

     2.  Capital Contributions.  The Contributors are agreed to have made, as of
         ---------------------
the date hereof, the Capital Contributions set forth on Exhibit B hereto. The agreed to gross fair market values of any property other than money contributed by each of the Contributors, which shall be such property's initial Gross Asset Value, are shown on Exhibit B.

     3.  Initial Partnership Units; Rights.
         ---------------------------------

          (a) The Partnership Units attributable to the Partnership Interests of the Contributors, effective upon their admission as Limited Partners at the date hereof, are as set forth on Exhibit B hereto, and the Partnership Agreement is hereby amended to reflect the Contributors' having such Partnership Units.

          (b) The Partnership does hereby grant to each of the Contributors, and each of them does hereby accept, the right, but not the obligation (herein such rights being sometimes referred to as the "Rights"), to require the Partnership to redeem all or a portion of the Partnership Units issued to them pursuant to the Transaction Documents, on the terms and subject to the conditions and restrictions contained in Exhibit D hereto. The Rights are governed solely by this Amendment and Exhibit D hereto, and none of the Contributors shall have any rights with respect to the "Rights" provided for in Section 11.1 and Exhibit B-1 to the Partnership Agreement. The Rights granted hereunder may be exercised by any one or more of the Contributors, on the terms and subject to the

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     conditions and restrictions contained in Exhibit D hereto, upon delivery to the Partnership of a Conversion Exercise Notice, in the form of Schedule 1 attached to Exhibit D, which notice shall specify the Partnership Units with respect to which the Rights are being exercised. Once delivered, the Conversion Exercise Notice shall be irrevocable, subject to compliance by the General Partner and the Partnership with the terms of the Rights.

     4.  Restated Percentage Interests.  After giving effect to the admission of
         -----------------------------
the Contributors as Limited Partners at the date hereof, the Percentage Interests of all of the Partners have been revised and are as reflected on Exhibit C hereto, and the Partnership Agreement is hereby amended accordingly.

     5.  Future Contributions.  The parties acknowledge that, pursuant to and
         --------------------
subject to the terms and conditions of the Transaction Documents, the Contributors may make additional Capital Contributions. Concurrently with any such additional Capital Contribution, the General Partner shall supplement this Amendment by executing and attaching hereto supplements to Exhibits B and C (which shall be captioned "Exhibit B-1," "Exhibit B-2," "Exhibit C-1," "Exhibit C-2," and so on and shall identify the Capital Contribution to which each relates) that will, respectively, reflect (to the extent determinable at such time) the Capital Contribution made by the Contributors at that time, the initial Gross Asset Value of any property other than money included in such Capital Contribution, the additional Partnership Units attributable to the Partnership Interest associated with such Capital Contribution, and the resulting restated Percentage Interests of all of the Partners. Such supplements shall be in accordance with the terms of the Transaction Documents. The Partnership Agreement shall be deemed to be amended as reflected in each such supplement to this Amendment.

     6.  Adjustments to Partnership Units. The parties acknowledge that the
         --------------------------------
Transaction Documents provide for adjustments to the Partnership Units of the Contributors in certain circumstances, and further provide that the Contributors' Partnership Interests and Partnership Units, and the resulting restated Percentage Interests of all of the Partners, may not be capable of

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determination at the time a Capital Contribution is made after the date hereof.
At the times of adjustment and final determination provided for in the Transaction Documents, the General Partner shall supplement this Amendment by executing and attaching hereto either additional supplements to Exhibits B and C (in the form described above), or amended and restated versions of prior supplements to Exhibits B and C, as applicable. Such supplements shall be in accordance with the terms of the Transaction Documents. The Partnership Agreement shall be deemed to be amended as reflected in each such supplement to this Amendment.

     7.  Proration of Distributions.  Notwithstanding any contrary provision of
         --------------------------
the Partnership Agreement, including, without limitation, Section 6.2 thereof, the Contributors agree that the distribution of Net Operating Cash Flow made for the calendar quarter in which the Partnership Units are issued, by reason of each Capital Contribution made pursuant to the Transaction Documents, shall be equal to the amount of Net Operating Cash Flow otherwise distributable with respect to such Partnership Units under the terms of the Partnership Agreement, multiplied by a fraction, the numerator of which is the number of calendar days beginning on the date of issuance of the Partnership Units and ending on the last day of such calendar quarter and the denominator of which is the total number of days in the calendar quarter in which the Partnership Units are issued.

     8.  Capital Account Revaluation and Gain Allocation.  In connection with
         -----------------------------------------------
the Capital Contributions, the Partnership shall revalue its property and increase or decrease the capital accounts of its Partners to reflect such revaluation in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), and the Partnership shall comply with the requirements of Treasury Regulation
Section 1.704-1(b)(2)(iv)(f)(1)-(5). The Partnership hereby agrees to use the "traditional" method described in Treasury Regulation Section 1.704-3(b) in allocating income, gain, loss or deduction to the contributed interests pursuant to Section 704(c) of the Internal Revenue Code of 1986, as amended.

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     9.  Miscellaneous.  This Amendment shall be governed by and construed in
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conformity with the laws of the State of Georgia.  For the purposes of the notice provisions of the Partnership Agreement, the address of each of the Contributor is as set forth in the Contribution Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect. This Amendment and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties, and their legal representatives, heirs, successors and permitted assigns.

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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                         WEEKS GP HOLDINGS, INC.



                         By:/s/ Thomas D. Senkbeil
                            ---------------------------------
                             Name:
                             Title:


                         CONTRIBUTORS:

                         /s/ Armando Codina
                         ------------------------------------
                         ARMANDO CODINA


                         CODINA FAMILY INVESTMENTS, LTD.

                         By: Codina Investments, Inc.


                             By: /s/ Armando Codina
                                -----------------------------
                                Name:
                                Title:


                         CODINA WEST DADE DEVELOPMENT CORPORATION


                         By:/s/ Armando Codina
                            ---------------------------------
                             Name:
                             Title:

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                         THE BENENSON CAPITAL COMPANY


                         By:/s/ Charles B. Benenson
                            -----------------------------------
                             Name:
                             Title:


                         RAHA ASSOCIATES, INC.


                         By:/s/ Charles B. Benenson
                            -----------------------------------
                             Name:
                             Title:

                         /s/ Laurence Tisch
                         --------------------------------------
                         LAURENCE TISCH

                         /s/ Preston Tisch
                         --------------------------------------
                         PRESTON TISCH



                         Solely to evidence its agreement to its undertakings in Exhibit D hereto:

                         WEEKS CORPORATION

                         By: /s/ Thomas D. Senkbeil
                             ----------------------------------
                             Name:
                             Title:

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